UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-05833

T. Rowe Price Institutional International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2016

Item 1. Report to Shareholders

Institutional International Core Equity Fund	April 30, 2016

Highlights

●Stocks in international developed markets declined in an up-and-down environment for the six months ended April 30, 2016.

●The Institutional International Core Equity Fund declined 3.83% for the semiannual reporting period, trailing the MSCI EAFE Index and performing in line with its Lipper peer group average.

●Our materials and energy stocks posted solid gains amid a rally in prices for oil and other commodities, but our consumer discretionary, health care, and financials stocks declined.

●We continue to hold a range of world-class companies with strong prospects to compound returns over many years, but our attractively priced stocks have become harder to find as markets have recovered. We will continue to rely on our independent global research platform to uncover compelling opportunities on behalf of our shareholders.

The views and opinions in this report were current as of April 30, 2016. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Manager’s Letter
T. Rowe Price Institutional International Core Equity Fund

Dear Investor

Stocks in international developed markets fell for the six months ended April 30, 2016. Concerns about slowing global economic growth, weakness in China and other emerging markets, and uncertainty over the timing and pace of U.S. interest rate hikes weighed on overseas equities in the opening months of the reporting period. International stocks turned positive from mid-February through the end of the period and offset some of the earlier losses amid optimism about new economic stimulus measures in Europe, Japan, and China. A “low and slow” approach from the Federal Reserve, and stabilizing commodities prices were also supportive.

As shown in the Performance Comparison table, the Institutional International Core Equity Fund declined 3.83% for the six months ended April 30, 2016. The portfolio trailed the MSCI EAFE Index but performed roughly in line with its Lipper peer group average for the period. Sector performance was mixed. Our materials and energy stocks reflected a cyclical rally in oil and other commodities and posted solid gains. The portfolio’s information technology shares also rose nicely, while consumer staples and industrials and business services stocks trailed with lesser gains. Telecommunication services and utilities fell modestly, but consumer discretionary, health care, and financials stocks recorded steeper declines. Stock selection helped results versus the MSCI benchmark, but the portfolio’s sector allocations detracted.

Market Environment

Stocks in developed European markets declined in the six months ended April 30, 2016. For much of the period, equities struggled with concerns about the impact of slowing global economic growth, and particularly, the sharper-than-expected economic slowdown in China. Declining prices for oil and other commodities added to investor uncertainty. The market rallied in March and April after the European Central Bank (ECB), whose monetary policies were already aggressively accommodative, unveiled new stimulus efforts that pushed certain interest rates into negative territory. Bank shares fell to multiyear lows amid fears about their ability to generate profits with negative interest rates but rebounded after the ECB announced a new lending facility designed to help counter the negative fallout from low rates. A cyclical rebound in commodities prices also helped equity markets. Although the U.S. Federal Reserve raised interest rates in December 2015, it has stayed its hand so far in 2016 and scaled back its forecast for rate increases over the remainder of the year. The U.S. dollar weakened versus the euro, providing a boost for dollar-based investors.

Japanese equities outpaced their European counterparts during the period but still declined. Market sentiment was weak early in the period as Japan’s economic growth continued to disappoint despite a raft of stimulus measures over recent years. Concerns about slowing Chinese growth and the tumbling price of oil also weighed heavily on investor sentiment. Gross domestic product fell in the fourth quarter of 2015, wage growth was subdued, and domestic demand stayed weak. The Bank of Japan (BoJ) responded in February by introducing negative interest rates in order to combat deflationary pressures, and bank shares plummeted in response. On a positive note, efforts encouraging Japanese corporations to adopt a more shareholder-friendly management approach continued to progress and helped to boost share repurchases and increase dividend payments. The BoJ made no substantive policy changes in March and April, but a downgraded assessment of economic growth suggests that additional stimulus may be forthcoming. Despite the BoJ’s monetary stimulus, the yen strengthened against the U.S. dollar, hurting Japan’s exporters but helping U.S. investors.

Emerging markets stocks ended the period virtually unchanged, but underlying returns were widely mixed in a volatile environment. China’s slowdown, slumping commodity prices, and uncertainty over Fed policy weighed heavily on emerging markets assets in the period’s opening months. Sentiment turned in February as Chinese officials stepped up efforts to stabilize the country’s economy and currency, while a rebound in materials prices lifted the outlook for commodity exporters such as Russia, Brazil, and South Africa. Finally, the moderating expectations for Fed rate hikes, coupled with further stimulus in Europe and Japan, stoked emerging markets’ risk appetite. Most emerging markets currencies rallied against the dollar in recent months after suffering heavy losses last year. Developing Asian markets declined as losses in China and India outweighed gains in smaller Southeast Asian markets. Latin American markets rallied as commodity prices rebounded, with Brazil posting particularly strong gains.

Portfolio Highlights and Positioning

Our materials and energy stocks generated the portfolio’s largest absolute gains for the reporting period. Each sector rose more than 6% as prices for oil and other commodities rebounded in the first quarter of 2016, due in part to optimism about the impact of renewed economic stimulus in China. Despite the cyclical rebound, we remain cautious on energy and materials stocks due to a long-term global supply/demand imbalance, cost deflation in the services area, and a muted outlook for China’s economy. Umicore (Belgium) was among the portfolio’s top contributors. The company has transformed itself from a traditional, capital-intensive metals refiner to a metallurgical science and technology company with leading positions in automotive catalysts, rechargeable batteries, and metals recycling. A recently initiated position in Covestro (Germany), a spinoff from Bayer, benefited from good cash flows that helped to reduce the company’s debt load and from signs of a turnaround in plastics markets. Gold miner Agnico Eagle Mines (Canada) and diversified miner South32 (Australia) were also strong contributors. We established a position in Stora Enso (Finland), which is shifting its focus from the lower-growth, lower-margin paper and pulp businesses toward higher-growth, higher-margin cardboard and packaging products. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

In the energy sector, global oil and exploration company Eni (Italy) has been a solid long-term contributor, although the stock detracted from returns over six-month period. We decided to eliminate the position in favor of better opportunities in Total (France), attracted by the company’s oncoming, relatively low-cost production assets that should help grow revenues and improve returns. Norway’s state oil producer Statoil received a boost from the rally in global oil prices, and we like the longer-term potential of some of its assets in the North Sea and the Gulf of Mexico.

Our information technology stocks recorded solid absolute gains and significantly outpaced the benchmark sector in the MSCI EAFE Index. Semiconductor manufacturer Broadcom (Singapore/U.S.) was among our top contributors. The current company is the result of Avago Technologies’ acquisition of the legacy Broadcom and is a premium supplier of high-demand technology components in high-growth areas, including mobile phones and tablets. Taiwan Semiconductor Manufacturing Co. (Taiwan) rose in February after the company announced it would increase its dividend payout. We believe TSMC continues to build on its track record of exceptional execution as the world’s leading chip foundry and should continue to outgrow the industry with its superior technical capability. E-commerce company Yahoo! Japan and social networking platform Tencent Holdings (China) also helped results. Canon (Japan) detracted modestly from performance. Although the company’s balance sheet is healthy, we were less optimistic about the long-term growth opportunities in its core businesses, including printers, copiers, and cameras, and we eliminated our position. Samsung Electronics (South Korea) weighed on performance amid concerns about its maturing mobile phone business, although the concerns subsequently abated to some extent.

Our consumer discretionary shares declined, although we modestly outpaced the benchmark. The sector features reasonable valuations and could offer opportunities as the combination of loose monetary policy and low energy prices boosts consumer spending. WPP (UK) was among our positive contributors. The global advertising firm has attractive competitive positions in digital and emerging markets and also benefited from the failed merger of two large rivals. Lojas Renner (Brazil) posted good gains as the clothing retailer continued to execute effectively despite Brazil’s economic challenges. Our automobile stocks detracted from results. Mitsubishi Motors (Japan) struggled with revelations that they manipulated fuel economy test results, while Honda Motor (Japan) has been hurt by airbag recalls, earthquake-related disruptions, and execution issues. In Honda’s case, we are still optimistic about the company’s product cycle, its exposure to a growing automobile market in China, and its strength in other business lines, including motorcycles. Electronics and appliance manufacturer Panasonic (Japan) and jewelry and watchmaker Richemont (Switzerland) also weighed on results. We established a position in luxury goods maker Burberry (UK), attracted by the company’s premium products and strong growth prospects as it expands its retail store network.

Health care stocks hurt the portfolio’s overall performance. However, biotechnology company CSL (Australia) was among the portfolio’s top-performing stocks. We like the company’s core business in an attractive industry with good long-term growth, a diversified product base, and a strong record of efficient execution on business objectives. GN Store Nord (Denmark) gained as customers are increasingly drawn to its mobile-phone compatible hearing aids. Many of our large-cap pharmaceutical stocks declined, including Novartis (Switzerland), Sanofi (France), Bayer (Germany), and Roche Holding (Switzerland). After strong returns in much of 2015, a challenging start to 2016 has made valuations in the traditionally defensive health care sector more attractive. In our view, political posturing and regulatory pressures in the U.S. are likely to affect some pharmaceutical companies more than others. Additionally, we are attracted by the growth profile and drug pipelines for a select number of high-quality large-cap pharmaceutical firms.

Our financials stocks fell nearly 7% in the six-month period. However, we are cautiously optimistic about the sector as subdued valuations do not appear to adequately reflect the potential for even modest improvement. An environment of extremely low interest rates weighed heavily on the banking sector amid concerns about their ability to generate net interest income. Intesa Sanpaolo (Italy) is a high-quality bank, but shares were caught up in broader concerns about nonperforming loans and sluggish growth in Italy. We like the stock because it has lower exposure to the country’s nonperforming loan problems and is positioned to benefit if the region’s economy continues on the road to recovery. Royal Bank of Scotland, ING Groep (Netherlands), BNP Paribas (France), and Barclays (UK) also had a negative impact on results. Shares of Direct Line Insurance (UK) fell due to concerns about low rates and uncertainty about the UK’s potential exit from the European Union. However, the company continues to make progress in its turnaround efforts by cutting costs and improving efficiency, which should support free cash flow and increase returns on equity over time. In our view, select insurance stocks—many of which are restructuring operations, improving profitability, and trading at attractive valuations—offer promise.

Elsewhere in the portfolio, telecommunication services company Nippon Telegraph & Telephone (Japan) was the portfolio’s top overall contributor. A number of Japanese companies are responding positively to government efforts to reform the country’s corporate culture by unlocking shareholder value, and shares of NTT benefited from this trend amid its ongoing return of capital to shareholders through dividends and share repurchases. Telecom Italia (Italy) weighed heavily on returns due to lack of progress in expected industry consolidation in its key markets of Italy and Brazil.

From a geographic perspective, the portfolio remains focused on Europe. We are optimistic about the UK, our largest country allocation with about 22% of the portfolio’s assets. We traditionally find a number of high-quality companies in the UK with shareholder-friendly management operating in what is generally a business-friendly environment. We also have sizable allocations to Germany, France, and Switzerland. Japan represents our second-largest country allocation at about 19%. We are encouraged by recent incentives for Japanese companies to focus on corporate profitability and shareholder returns, but we are underweight relative to our benchmark due to demographically driven concerns about sluggish economic growth and the government’s ability to execute on a long list of outstanding structural reforms. The Pacific Rim accounts for a significant portion of the portfolio, with Australia, Singapore, and Hong Kong among our larger allocations. Emerging markets account for approximately 5% of the portfolio.

Investment Outlook

Europe’s economy started to grow again in 2015, but the recovery remains modest and vulnerable. The ECB’s quantitative easing program has weakened the euro and made the region’s exports more competitive, but it is not without risks and does not address the profound structural challenges weighing on several countries. Immigration concerns are fueling populism across the political spectrum, which increases the risk that structural issues will not be addressed effectively. Corporate earnings generally reflect the soft-growth environment. However, years of cost discipline in the wake of the global financial crisis means that they have room to grow if the economic recovery continues.

The outlook for Japan is uncertain as loose monetary policy and attempts at structural reform have produced mixed results. On the plus side, corporate governance has improved, and a more shareholder-friendly approach has helped to increase returns at some companies. The aggressive monetary stimulus has successfully driven up prices for some imported goods, but it has also weakened purchasing power. Japan’s growth and inflation levels remain disappointing, and the yen’s recent strength despite aggressive easing has cast doubt on the ability of the government and central bank to effect change through monetary policy.

As we noted in our last letter six months ago, extraordinary fiscal and monetary stimulus over the past several years has contributed to a massive expansion of government and central bank balance sheets, particularly in the developed world. Unless policymakers take effective measures to address the debt accrued over the past few years, they will have less room to maneuver during the next economic downturn.

Emerging markets rebounded in early 2016, but we believe that a selective approach is warranted in light of challenging fundamentals and mixed valuations. China’s economic deceleration, high debt, and structural issues present ongoing risks, while a weak global pricing environment continues to pressure economies that depend on commodities exports, including Brazil and Indonesia. With that said, we are finding opportunities in emerging markets, and we favor consumption and technology-oriented stocks with strong competitive positions and exposure to growing end markets.

We continue to hold a range of world-class companies with strong prospects to compound returns over many years. That said, attractively priced stocks have become harder to find as markets have recovered. In a market environment that demands selectivity, we will continue to rely on our independent global research platform to uncover compelling opportunities, with a focus on companies that are able to grow earnings and cash flow through sound business models and disciplined capital allocation.

Respectfully submitted,

Raymond A. Mills
Chairman of the fund’s Investment Advisory Committee

May 17, 2016

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

Risks of International Investing

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Glossary

Gross domestic product: The total market value of all goods and services produced in a country in a given year.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper Inc.

MSCI EAFE Index: An index that measures equity market performance of developed countries in the Europe, Australasia, and Far East regions.

Note: MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Portfolio Highlights

Performance and Expenses
T. Rowe Price Institutional International Core Equity Fund

Growth of $1 Million

This chart shows the value of a hypothetical $1 million investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and actual expenses. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights
T. Rowe Price Institutional International Core Equity Fund
(Unaudited)

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments‡
T. Rowe Price Institutional International Core Equity Fund
April 30, 2016 (Unaudited)

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the six months ended April 30, 2016. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 4/30/16	Value 10/31/15
T. Rowe Price Reserve Investment Fund	¤	¤	$ –	$ 885	$ 624
Totals			$ –	$ 885	$ 624

¤Purchase and sale information not shown for cash management funds.

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

Investment in securities, at cost	$ 885
Dividend income	-
Interest income	-
Investment income	$ -
Realized gain (loss) on securities	$ -
Capital gain distributions from mutual funds	$ -

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
T. Rowe Price Institutional International Core Equity Fund
April 30, 2016 (Unaudited)
($000s, except shares and per share amounts)

Assets		
Investments in securities, at value (cost $149,194)	$	151,601
Receivable for investment securities sold		4,828
Dividends receivable		781
Foreign currency (cost $131)		132
Due from affiliates		13
Cash		12
Other assets		4,885
Total assets		162,252
Liabilities		
Payable for shares redeemed		5,008
Payable for investment securities purchased		86
Investment management fees payable		83
Due to affiliates		6
Other liabilities		4,608
Total liabilities		9,791
NET ASSETS	**$**	**152,461**
Net Assets Consist of:		
Undistributed net investment income	$	1,222
Accumulated undistributed net realized loss		(11,251)
Net unrealized gain		2,423
Paid-in capital applicable to 13,830,057 shares of $0.01 par value capital stock outstanding; 1,000,000,000 shares of the Corporation authorized		160,067
NET ASSETS	**$**	**152,461**
NET ASSET VALUE PER SHARE	**$**	**11.02**

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Institutional International Core Equity Fund
(Unaudited)
($000s)

6 Months Ended 4/30/16
Investment Income (Loss)	
Dividend income (net of foreign taxes of $231)	$ 2,287
Expenses	
Investment management	496
Prospectus and shareholder reports	4
Custody and accounting	98
Registration	15
Legal and audit	20
Miscellaneous	8
Waived / paid by Price Associates	(69)
Total expenses	572
Net investment income	1,715
Realized and Unrealized Gain / Loss	
Net realized gain (loss)	
Securities	(4,939)
Foreign currency transactions	5
Net realized loss	(4,934)
Change in net unrealized gain / loss	
Securities	(2,969)
Other assets and liabilities denominated in foreign currencies	40
Change in net unrealized gain / loss	(2,929)
Net realized and unrealized gain / loss	(7,863)
DECREASE IN NET ASSETS FROM OPERATIONS	**$ (6,148)**

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Institutional International Core Equity Fund
(Unaudited)
($000s)

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Institutional International Core Equity Fund
April 30, 2016 (Unaudited)

T. Rowe Price Institutional International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Institutional International Core Equity Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund incepted on October 27, 2010. The fund seeks long-term growth of capital through investments in the common stocks of non-U.S. companies.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions, if any, are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Income distributions are declared and paid annually. Distributions to shareholders are recorded on the ex-dividend date. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Guidance In May 2015, FASB issued ASU No. 2015-07, Fair Value Measurement (Topic 820), Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). The ASU removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient and amends certain disclosure requirements for such investments. The ASU is effective for interim and annual reporting periods beginning after December 15, 2015. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on April 30, 2016:

There were no material transfers between Levels 1 and 2 during the six months ended April 30, 2016.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities other than short-term securities aggregated $18,506,000 and $22,737,000, respectively, for the six months ended April 30, 2016.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Because the fund is required to use capital loss carryforwards that do not expire before those with expiration dates, all or a portion of its capital loss carryforwards subject to expiration could ultimately go unused. As of October 31, 2015, the fund had $4,794,000 of available capital loss carryforwards, which expire as follows: $134,000 in fiscal 2019; $4,660,000 have no expiration.

At April 30, 2016, the cost of investments for federal income tax purposes was $151,067,000. Net unrealized gain aggregated $551,000 at period-end, of which $15,614,000 related to appreciated investments and $15,063,000 related to depreciated investments.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, certain foreign currency transactions are subject to tax, and capital gains realized upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Taxes incurred on the purchase of foreign currencies are recorded as realized loss on foreign currency transactions. Current and deferred tax expense attributable to capital gains is reflected as a component of realized or change in unrealized gain/loss on securities in the accompanying financial statements. At April 30, 2016, the fund had no deferred tax liability attributable to foreign securities and no foreign capital loss carryforwards.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee equal to 0.65% of the fund’s average daily net assets. The fee is computed daily and paid monthly.

The fund is also subject to a contractual expense limitation through February 28, 2017. During the limitation period, Price Associates is required to waive its management fee and pay the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the fund’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 0.75%. The fund is required to repay Price Associates for expenses previously waived/paid to the extent its net assets grow or expenses decline sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of a payment or waiver. Pursuant to this agreement, $69,000 of expenses were waived/paid by Price Associates during the six months ended April 30, 2016. Including these amounts, expenses previously waived/paid by Price Associates in the amount of $487,000 remain subject to repayment by the fund at April 30, 2016.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. For the six months ended April 30, 2016, expenses incurred pursuant to these service agreements were $24,000 for Price Associates and less than $1,000 for T. Rowe Price Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Mutual funds, trusts, and other accounts managed by Price Associates or its affiliates (collectively, Price funds and accounts) may invest in the fund; however, no Price fund or account may invest for the purpose of exercising management or control over the fund. At April 30, 2016, 5% of the fund’s outstanding shares were held by Price funds and accounts.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended April 30, 2016, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 11, 2016, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year, and year-by-year returns, as well as the fund’s average annualized total returns over the three-year, five-year, and since-inception periods, and compared these returns with a wide variety of previously agreed-upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. While the Board did not review information regarding profits realized from managing the fund in particular because the fund had either not achieved sufficient portfolio asset size or not recognized sufficient revenues to produce meaningful profit margin percentages, the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the T. Rowe Price funds.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services based on the fund’s average daily net assets and the fund pays its own expenses of operations (subject to an expense limitation agreed to by the Advisor). The Board concluded that the advisory fee structure for the fund continued to be appropriate.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board (after including fee waivers and/or expenses paid by the Advisor pursuant to the contractual expense limitation) indicated that the fund’s management fee rate and total expense ratio were below the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the Advisor’s mutual fund business is generally more complex from a business and compliance perspective than its institutional account business, and considered various relevant factors, such as the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Advisor’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Advisor to manage its mutual fund business versus managing a discrete pool of assets as a subadvisor to another institution’s mutual fund or for an institutional account, and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Institutional International Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date June 16, 2016

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date June 16, 2016

	By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date June 16, 2016